Third Point Reinsurance Ltd.

Financial Supplement
December 31, 2019

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Annual Report on Form 10-K.

Point House	Christopher S. Coleman - Chief Financial Officer
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. (“Third Point Re”) and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including basic book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures, if any, are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: results of operations fluctuate and may not be indicative of our prospects; more established competitors; losses exceeding reserves; highly cyclical property and casualty reinsurance industry; losses from catastrophe exposure; downgrade, withdrawal of ratings or change in rating outlook by rating agencies; significant decrease in our capital or surplus; dependence on key executives; inability to service our indebtedness; limited cash flow and liquidity due to our indebtedness; inability to raise necessary funds to pay principal or interest on debt; potential lack of availability of capital in the future; credit risk associated with the use of reinsurance brokers; future strategic transactions such as acquisitions, dispositions, mergers or joint ventures; technology breaches or failures, including cyber-attacks; lack of control over Third Point Enhanced LP (“TP Fund”); lack of control over the allocation and performance of TP Fund’s investment portfolio; dependence on Third Point LLC to implement TP Fund’s investment strategy; limited ability to withdraw our capital accounts from TP Fund; decline in revenue due to poor performance of TP Fund’s investment portfolio; TP Fund’s investment strategy involves risks that are greater than those faced by competitors; termination by Third Point LLC of our or TP Fund’s investment management agreements; potential conflicts of interest with Third Point LLC; losses resulting from significant investment positions; credit risk associated with the default on obligations of counterparties; ineffective investment risk management systems; fluctuations in the market value of TP Fund’s investment portfolio; trading restrictions being placed on TP Fund’s investments; limited termination provisions in our investment management agreements; limited liquidity and lack of valuation data on certain TP Fund’s investments; fluctuations in market value of our fixed-income securities; U.S. and global economic downturns; specific characteristics of investments in mortgage-backed securities and other asset-backed securities, in securities of issues based outside the U.S., and in special situation or distressed companies; loss of key employees at Third Point LLC; Third Point LLC’s compensation arrangements may incentivize investments that are risky or speculative; increased regulation or scrutiny of alternative investment advisers affecting our reputation; suspension or revocation of our reinsurance licenses; potentially being deemed an investment company under U.S. federal securities law; failure of reinsurance subsidiaries to meet minimum capital and surplus requirements; changes in Bermuda or other law and regulation that may have an adverse impact on our operations; Third Point Re and/or Third Point Re BDA potentially becoming subject to U.S. federal income taxation; potential characterization of Third Point Re and/or Third Point Re BDA as a passive foreign investment company; subjection of our affiliates to the base erosion and anti-abuse tax; potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act; and and other risks and factors listed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income (Loss)	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three and twelve months ended December 31, 2019 and 2018	Page 7
Property and Casualty Reinsurance Segment - by Quarter	Page 8
Gross Premiums Written by Lines and Type of Business - by Quarter	Page 9
Underwriting Ratios - by Quarter	Page 10

Investments
Net Investments Managed by Third Point LLC - by Quarter	Page 11
Net Investment Return by Investment Strategy - by Quarter	Page 12

Other
General and Administrative Expenses - by Quarter	Page 13
Basic and Diluted Book Value per Share - by Quarter	Page 14
Earnings (Loss) per Share - by Quarter	Page 15
Return on Beginning Shareholders’ Equity - by Quarter	Page 16

Third Point Reinsurance Ltd.
Key Performance Indicators
December 31, 2019 and 2018
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended		Twelve months ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss (1)	$(9,577)	$(24,371)	$(22,349)	$(42,105)
Combined ratio (1)	104.8%	111.6%	103.2%	106.8%

Key investment return metrics:
Net investment income (loss)	$61,614	$(276,810)	$282,560	$(251,433)
Net investment return on net investments managed by Third Point LLC	2.4%	(11.4)%	12.8%	(10.8)%

Key shareholders’ value creation metrics:
Basic book value per share (2)	$15.37	$13.15	$15.37	$13.15
Diluted book value per share (2)	$15.04	$12.98	$15.04	$12.98
Increase (decrease) in diluted book value per share (2)	1.9%	(17.7)%	15.9%	(17.4)%
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (2)	2.1%	(19.8)%	16.7%	(20.0)%

(1)	Refer to accompanying “Segment Reporting - Three and twelve months ended December 31, 2019 and 2018” for a calculation of net underwriting loss and combined ratio.

(2)
Basic book value per share, diluted book value per share and return on beginning shareholders’ equity attributable to Third Point Re common shareholders are non-GAAP financial measures. There are no comparable GAAP measures. In the third quarter of 2019, the Company changed its method for calculating the impact of options and warrants on diluted book value per share to the treasury stock method, refer to accompanying “Basic book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity attributable to Third Point Re common shareholders.

Third Point Reinsurance Ltd.
Condensed Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Assets
Investment in related party investment fund, at fair value	$860,630	$818,600	$824,352	$1,475,995	$1,284,004
Debt securities, trading, at fair value	125,071	220,045	567,354	241,059	239,640
Other investments, at fair value	4,000	3,500	3,010	3,087	84
Total investments	989,701	1,042,145	1,394,716	1,720,141	1,523,728
Cash and cash equivalents	639,415	693,105	93,757	54,319	104,183
Restricted cash and cash equivalents	1,014,543	816,519	656,146	616,844	609,154
Subscription receivable from related party investment fund	—	—	—	15,000	—
Redemption receivable from related party investment fund	—	—	400,000	—	—
Due from brokers	—	—	—	637	1,411
Interest and dividends receivable	2,178	2,932	1,792	1,891	1,316
Reinsurance balances receivable	596,120	680,630	696,170	758,816	602,448
Deferred acquisition costs, net	154,717	166,968	208,027	233,108	203,842
Unearned premiums ceded	16,945	14,370	15,473	16,139	17,552
Loss and loss adjustment expenses recoverable	5,520	4,270	3,655	2,751	2,031
Other assets	20,555	17,808	19,715	20,488	20,569
Total assets	$3,439,694	$3,438,747	$3,489,451	$3,440,134	$3,086,234
Liabilities
Accounts payable and accrued expenses	$17,816	$14,607	$14,843	$9,225	$7,261
Reinsurance balances payable	81,941	98,766	88,670	76,766	69,701
Deposit liabilities	172,259	174,405	148,845	144,782	145,342
Unearned premium reserves	524,768	592,319	702,398	767,352	602,936
Loss and loss adjustment expense reserves	1,111,692	1,060,000	1,021,776	986,639	937,157
Participation agreement with related party investment fund	—	—	—	1,521	2,297
Interest and dividends payable	3,055	1,026	3,022	1,015	3,055
Senior notes payable, net of deferred costs	114,089	114,044	113,999	113,955	113,911
Total liabilities	2,025,620	2,055,167	2,093,553	2,101,255	1,881,660
Commitments and contingent liabilities
Shareholders’ equity
Preference shares	—	—	—	—	—
Common shares	9,423	9,422	9,399	9,429	9,364
Additional paid-in capital	927,704	926,949	924,191	920,207	918,882
Retained earnings	476,947	447,209	462,308	409,243	276,328
Shareholders’ equity attributable to Third Point Re common shareholders	1,414,074	1,383,580	1,395,898	1,338,879	1,204,574
Total liabilities and shareholders’ equity	$3,439,694	$3,438,747	$3,489,451	$3,440,134	$3,086,234

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss)
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended		Twelve months ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Revenues
Gross premiums written	$134,230	$120,063	$631,846	$578,252
Gross premiums ceded	(5,964)	(1,770)	(9,265)	(19,895)
Net premiums written	128,266	118,293	622,581	558,357
Change in net unearned premium reserves	70,126	91,177	77,561	63,085
Net premiums earned	198,392	209,470	700,142	621,442
Net investment income (loss) from investment in related party investment fund (1)	42,029	(278,921)	249,626	(280,847)
Net investment income before management and performance fees to related parties	19,585	2,111	32,934	59,259
Management and performance fees to related parties	—	—	—	(29,845)
Net investment income (loss)	61,614	(276,810)	282,560	(251,433)
Total revenues	260,006	(67,340)	982,702	370,009
Expenses
Loss and loss adjustment expenses incurred, net	140,394	173,088	403,499	438,414
Acquisition costs, net	61,851	56,668	295,626	206,498
General and administrative expenses	12,744	7,553	53,763	36,241
Other expenses	3,625	2,994	16,619	9,610
Interest expense	2,074	2,074	8,228	8,228
Foreign exchange (gains) losses	10,298	(3,288)	3,635	(7,503)
Total expenses	230,986	239,089	781,370	691,488
Income (loss) before income tax (expense) benefit	29,020	(306,429)	201,332	(321,479)
Income tax (expense) benefit	718	8,417	(713)	4,010
Net income (loss)	29,738	(298,012)	200,619	(317,469)
Net income attributable to noncontrolling interests in related party	—	—	—	(223)
Net income (loss) available to Third Point Re common shareholders	$29,738	$(298,012)	$200,619	$(317,692)
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (2)	$0.32	$(3.24)	$2.18	$(3.27)
Diluted earnings (loss) per share available to Third Point Re common shareholders (2)	$0.32	$(3.24)	$2.16	$(3.27)
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	91,989,469	91,967,831	91,835,990	97,054,315
Diluted	92,696,491	91,967,831	92,652,316	97,054,315
(1) Effective August 31, 2018, Third Point Reinsurance Ltd., Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”) and together with Third Point Re BDA, the “TPRE Limited Partners”, entered into a Limited Partnership Agreement (the “2018 LPA”) to invest in Third Point Enhanced LP (“TP Fund”), a related party investment fund. As a result, the management and performance fees are presented within net investment income from investment in related party investment fund from the effective date of the 2018 LPA. Management and performance fees incurred prior to the effective date of the 2018 LPA are reflected in management and performance fees to related parties.
(2) Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Revenues
Gross premiums written	$134,230	$95,388	$82,637	$319,591	$120,063
Gross premiums ceded	(5,964)	(1,116)	(1,473)	(712)	(1,770)
Net premiums written	128,266	94,272	81,164	318,879	118,293
Change in net unearned premium reserves	70,126	108,976	64,288	(165,829)	91,177
Net premiums earned	198,392	203,248	145,452	153,050	209,470
Net investment income (loss) from investment in related party investment fund	42,029	(5,751)	66,357	146,991	(278,921)
Net investment income before management and performance fees to related parties	19,585	2,613	2,774	7,962	2,111
Net investment income (loss)	61,614	(3,138)	69,131	154,953	(276,810)
Total revenues	260,006	200,110	214,583	308,003	(67,340)
Expenses
Loss and loss adjustment expenses incurred, net	140,394	85,703	82,334	95,068	173,088
Acquisition costs, net	61,851	118,271	58,006	57,498	56,668
General and administrative expenses	12,744	9,237	19,650	12,132	7,553
Other expenses	3,625	5,058	3,811	4,125	2,994
Interest expense	2,074	2,074	2,051	2,029	2,074
Foreign exchange (gains) losses	10,298	(4,921)	(4,260)	2,518	(3,288)
Total expenses	230,986	215,422	161,592	173,370	239,089
Income (loss) before income tax (expense) benefit	29,020	(15,312)	52,991	134,633	(306,429)
Income tax (expense) benefit	718	213	74	(1,718)	8,417
Net income (loss)	29,738	(15,099)	53,065	132,915	(298,012)
Net income attributable to noncontrolling interests in related party	—	—	—	—	—
Net income (loss) available to Third Point Re common shareholders	$29,738	$(15,099)	$53,065	$132,915	$(298,012)
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (1)	$0.32	$(0.16)	$0.58	$1.45	$(3.24)
Diluted earnings (loss) per share available to Third Point Re common shareholders (1)	$0.32	$(0.16)	$0.57	$1.43	$(3.24)
Weighted average number of common shares used in the determination of earnings (loss) per common share
Basic	91,989,469	91,903,556	91,776,870	91,669,810	91,967,831
Diluted	92,696,491	91,903,556	92,801,799	92,578,933	91,967,831
(1) Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Segment Reporting - Three and twelve months ended December 31, 2019 and 2018
(expressed in thousands of U.S. dollars)

	Three months ended				Twelve months ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Property and Casualty Reinsurance	Total	Property and Casualty Reinsurance	Total	Property and Casualty Reinsurance	Total (1)	Property and Casualty Reinsurance	Total (1)
Revenues
Gross premiums written	$134,230	$134,230	$120,063	$120,063	$631,846	$631,846	$578,252	$578,252
Gross premiums ceded	(5,964)	(5,964)	(1,770)	(1,770)	(9,265)	(9,265)	(19,895)	(19,895)
Net premiums written	128,266	128,266	118,293	118,293	622,581	622,581	558,357	558,357
Change in net unearned premium reserves	70,126	70,126	91,177	91,177	77,561	77,561	63,085	63,085
Net premiums earned	198,392	198,392	209,470	209,470	700,142	700,142	621,442	621,442
Expenses
Loss and loss adjustment expenses incurred, net	140,394	140,394	173,088	173,088	403,499	403,499	438,414	438,414
Acquisition costs, net	61,851	61,851	56,668	56,668	295,626	295,626	206,498	206,498
General and administrative expenses	5,724	5,724	4,085	4,085	23,366	23,366	18,635	18,635
Total expenses	207,969	207,969	233,841	233,841	722,491	722,491	663,547	663,547
Net underwriting loss	$(9,577)	(9,577)	$(24,371)	(24,371)	$(22,349)	(22,349)	$(42,105)	(42,105)
Net investment income (loss)		61,614		(276,810)		282,560		(251,433)
Corporate expenses		(7,020)		(3,468)		(30,397)		(17,606)
Other expenses		(3,625)		(2,994)		(16,619)		(9,610)
Interest expense		(2,074)		(2,074)		(8,228)		(8,228)
Foreign exchange gains (losses)		(10,298)		3,288		(3,635)		7,503
Income tax (expense) benefit		718		8,417		(713)		4,010
Net income attributable to noncontrolling interests in related party		—		—		—		(223)
Net income (loss) available to Third Point Re common shareholders		$29,738		$(298,012)		$200,619		$(317,692)

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	70.7%		82.6%		57.6%		70.6%
Acquisition cost ratio	31.2%		27.0%		42.2%		33.2%
Composite ratio	101.9%		109.6%		99.8%		103.8%
General and administrative expense ratio	2.9%		2.0%		3.4%		3.0%
Combined ratio	104.8%		111.6%		103.2%		106.8%
(1) Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter (1)
(expressed in thousands of U.S. dollars)

	Three months ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Revenues
Gross premiums written	$134,230	$95,388	$82,637	$319,591	$120,063
Gross premiums ceded	(5,964)	(1,116)	(1,473)	(712)	(1,770)
Net premiums written	128,266	94,272	81,164	318,879	118,293
Change in net unearned premium reserves	70,126	108,976	64,288	(165,829)	91,177
Net premiums earned	198,392	203,248	145,452	153,050	209,470
Expenses
Loss and loss adjustment expenses incurred, net	140,394	85,703	82,334	95,068	173,088
Acquisition costs, net	61,851	118,271	58,006	57,498	56,668
General and administrative expenses	5,724	4,769	6,769	6,224	4,085
Total expenses	207,969	208,743	147,109	158,790	233,841
Net underwriting loss	$(9,577)	$(5,495)	$(1,657)	$(5,740)	$(24,371)

Underwriting ratios (1)
Loss ratio	70.7%	42.2%	56.6%	62.1%	82.6%
Acquisition cost ratio	31.2%	58.2%	39.9%	37.6%	27.0%
Composite ratio	101.9%	100.4%	96.5%	99.7%	109.6%
General and administrative expense ratio	2.9%	2.3%	4.6%	4.1%	2.0%
Combined ratio	104.8%	102.7%	101.1%	103.8%	111.6%
(1) Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines and Type of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three months ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Line and Type of Business
Property Catastrophe	$4,831	$6,127	$15,843	$41,514	$—
Other Property	36,892	578	26,019	12,467	10,619
Property	41,723	6,705	41,862	53,981	10,619

Workers Compensation	121	3,519	1,221	22,810	202
Auto	(2,897)	10,574	14,136	26,568	(5,790)
Other Casualty	35,315	2,931	9,081	28,514	7,619
Casualty	32,539	17,024	24,438	77,892	2,031

Credit & Financial Lines	3,633	7,265	16,417	17,310	21,547
Multi-line	16,268	2,345	(1,028)	174,130	17,333
Other Specialty	5,768	3,357	948	1,631	(1,346)
Specialty	25,669	12,967	16,337	193,071	37,534

Total prospective reinsurance contracts	$99,931	$36,696	$82,637	$324,944	$50,184
Retroactive reinsurance contracts	34,299	58,692	—	(5,353)	69,879
Total property and casualty reinsurance segment	$134,230	$95,388	$82,637	$319,591	$120,063

Third Point Reinsurance Ltd.
Underwriting Ratios - by Quarter (1)
(expressed in thousands of U.S. dollars)

	Three months ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Underwriting ratios (1)
Loss ratio	70.7%	42.2%	56.6%	62.1%	82.6%
Acquisition cost ratio	31.2%	58.2%	39.9%	37.6%	27.0%
Composite ratio	101.9%	100.4%	96.5%	99.7%	109.6%
General and administrative expense ratio	2.9%	2.3%	4.6%	4.1%	2.0%
Combined ratio	104.8%	102.7%	101.1%	103.8%	111.6%

Impact of catastrophe losses (2)
Loss ratio	9.1%	7.1%	—%	—%	8.8%
Acquisition cost ratio	(0.9)%	(0.9)%	—%	—%	—%
Composite ratio	8.2%	6.2%	—%	—%	8.8%

Impact of reserve developments (2)
Loss ratio	(4.9)%	(37.6)%	(5.6)%	(2.6)%	(2.8)%
Acquisition cost ratio	4.3%	35.7%	5.5%	2.4%	2.6%
Composite ratio	(0.6)%	(1.9)%	(0.1)%	(0.2)%	(0.2)%

Accident year ex-CAT underwriting ratios (3)
Loss ratio	66.5%	72.7%	62.2%	64.7%	76.6%
Acquisition cost ratio	27.8%	23.4%	34.4%	35.2%	24.4%
Composite ratio	94.3%	96.1%	96.6%	99.9%	101.0%
General and administrative expense ratio	2.9%	2.3%	4.6%	4.1%	2.0%
Combined ratio	97.2%	98.4%	101.2%	104.0%	103.0%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

(2)	General and administrative expense ratio excluded because catastrophe losses and impact of reserve developments do not impact this ratio.

(3)
The accident year ex-CAT underwriting ratios exclude catastrophe losses, net of reinstatement premiums and profit commission adjustments, and prior year loss development. We believe that the adjusted ratios are meaningful measures of our underwriting results on an ongoing basis as they exclude catastrophes losses which are outside of management’s control. We also exclude prior year development to provide transparency related to current accident year results.

Third Point Reinsurance Ltd.
Net Investments Managed by Third Point LLC - by Quarter(1)
(expressed in thousands of U.S. dollars)

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Assets
TP Fund	$860,630	$818,600	$824,352	$1,475,995	$1,284,004
Debt securities, trading, at fair value	125,071	220,045	567,354	241,059	239,640
Total investments	985,701	1,038,645	1,391,706	1,717,054	1,523,644
Cash and cash equivalents	588,196	611,442	22,563	3,647	1,017
Restricted cash and cash equivalents	1,014,543	816,519	656,146	616,844	609,154
Redemption receivable from related party investment fund	—	—	400,000	—	—
Due from brokers	—	—	—	637	1,411
Interest and dividends receivable	2,178	2,932	1,792	1,891	1,316
Other assets	18	6	7	—	—
Total assets	$2,590,636	$2,469,544	$2,472,214	$2,340,073	$2,136,542
Liabilities and noncontrolling interests in related party
Accounts payable and accrued expenses	$509	$324	$227	$188	$114
Participation agreement with related party investment fund	—	—	—	1,521	2,297
Total liabilities and noncontrolling interests in related party	509	324	227	1,709	2,411
Total net investments managed by Third Point LLC	$2,590,127	$2,469,220	$2,471,987	$2,338,364	$2,134,131

Third Point Reinsurance Ltd.
Net Investment Return by Investment Strategy - by Quarter

Summary of net investment return on investments managed by Third Point LLC (1)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018

Long
Equity	3.3%	1.4%	3.2%	8.4%	(13.3)%
Credit	0.1%	(0.7)%	0.6%	0.9%	(1.0)%
Other	0.7%	(0.1)%	0.5%	0.7%	(0.7)%
	4.1%	0.6%	4.3%	10.0%	(15.0)%

Short
Equity	(1.8)%	(0.7)%	(1.2)%	(2.4)%	3.1%
Credit	—%	—%	—%	(0.3)%	0.1%
Other	0.1%	(0.1)%	(0.2)%	(0.1)%	0.4%
	(1.7)%	(0.8)%	(1.4)%	(2.8)%	3.6%

Net
Equity	1.5%	0.7%	2.0%	6.0%	(10.2)%
Credit	0.1%	(0.7)%	0.6%	0.6%	(0.9)%
Other	0.8%	(0.2)%	0.3%	0.6%	(0.3)%
	2.4%	(0.2)%	2.9%	7.2%	(11.4)%

(1) Net investment return represents the return on our net investments managed by Third Point LLC, net of fees. The net investment return on net investments managed by Third Point LLC is the percentage change in value of a dollar invested over the reporting period on our net investment assets managed by Third Point LLC. Effective August 31, 2018, we transitioned from our separately managed account structure to investing in TP Fund. In addition, collateral assets and certain other investment assets, including fixed income securities, are managed by Third Point LLC. The net investment return reflects the combined results of investments managed on behalf of Third Point Re BDA and Third Point Re USA prior to the transition date of August 31, 2018 and the investments in TP Fund, collateral assets and certain other investment assets subsequent to the date of transition. Prior to the transition date of August 31, 2018, the stated return was net of noncontrolling interests and net of withholding taxes, which were presented as a component of income tax expense in our consolidated statements of income (loss). Net investment return is the key indicator by which we measure the performance of Third Point LLC, TP Fund’s investment manager.

Third Point Reinsurance Ltd.
General and Administrative Expenses - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Payroll and related	$6,188	$4,626	$9,983	$5,352	$3,105
Share compensation expenses	755	894	3,954	1,458	—
Legal and accounting	3,451	1,376	1,933	1,917	983
Travel and entertainment	283	119	713	527	460
IT related	699	635	730	659	656
Occupancy	284	285	345	427	396
Corporate insurance	221	190	202	175	187
Board of director and related	287	233	245	203	232
Credit facility fees	79	380	1,084	962	1,143
Other general and administrative expenses	497	499	461	452	391
	$12,744	$9,237	$19,650	$12,132	$7,553

G&A related to underwriting activities	$5,724	$4,769	$6,769	$6,224	$4,085
Corporate expenses	7,020	4,468	12,881	5,908	3,468
	$12,744	$9,237	$19,650	$12,132	$7,553

Third Point Reinsurance Ltd.
Basic and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Basic and diluted book value per share numerator:
Shareholders' equity attributable to Third Point Re common shareholders	$1,414,074	$1,383,580	$1,395,898	$1,338,879	$1,204,574
Basic and diluted book value per share denominator:
Common shares outstanding	94,225,498	94,220,567	93,994,924	94,292,914	93,639,610
Unvested restricted shares	(2,231,296)	(2,240,410)	(2,214,087)	(2,524,109)	(2,025,113)
Basic book value per share denominator:	91,994,202	91,980,157	91,780,837	91,768,805	91,614,497
Effect of dilutive warrants issued to founders and an advisor (1)	172,756	—	108,371	127,947	—
Effect of dilutive stock options issued to directors and employees (1)	225,666	—	152,379	179,904	—
Effect of dilutive restricted shares issued to directors and employees (2)	1,654,803	1,731,384	1,777,266	1,848,791	1,209,285
Diluted book value per share denominator:	94,047,427	93,711,541	93,818,853	93,925,447	92,823,782

Basic book value per share (2)	$15.37	$15.04	$15.21	$14.59	$13.15
Diluted book value per share (2)	$15.04	$14.76	$14.88	$14.25	$12.98

Increase (decrease) in diluted book value per share	1.9%	(0.8)%	4.4%	9.8%	(17.7)%

(1)	As of September 30, 2019 and December 31, 2018, there was no dilution as a result of the Company’s share price being under the lowest exercise price for warrants and options.

(2)
In the third quarter of 2019, we changed the method used for calculating diluted book value per share (“DBVPS”) to the treasury stock method. Under the treasury stock method, we compute the number of new shares that can potentially be created by unexercised in-the-money warrants and options. We then assume that the proceeds received from the exercise of in-the-money warrant and/or options are used to repurchase outstanding common shares in the market. The number of additional shares that are added back to the basic book value per share denominator is equal to the difference between (i) the number of new shares potentially created by unexercised in-the-money warrants and options and (ii) the number of shares that could be repurchased in the market. The previous method used did not contemplate repurchasing shares in the market, which we believe overstated the impact of dilution. Basic book value per share and diluted book value per share are non-GAAP financial measures and there are no comparable GAAP measures. Basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing shareholders’ equity attributable to Third Point Re common shareholders by the number of common shares outstanding, excluding the total number of unvested restricted shares, at period end. Diluted book value per share, as presented, is a non-GAAP financial measure and is calculated using the treasury stock method. Under the treasury stock method, we assume that proceeds received from in-the-money options and/or warrants exercised are used to repurchase common shares in the market. For unvested restricted shares with a performance condition, we include the unvested restricted shares for which we consider vesting to be probable. Change in basic book value per share is calculated by taking the difference in basic book value per share for the periods presented divided by the beginning of period book value per share. Change in diluted book value per share is calculated by taking the difference in diluted book value per share for the periods presented divided by the beginning of period diluted book value per share. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	91,989,469	91,903,556	91,776,870	91,669,810	91,967,831
Dilutive effect of options (1)	—	—	321,492	291,248	—
Dilutive effect of warrants (1)	—	—	228,643	207,134	—
Dilutive effect of restricted shares with service and performance condition	707,022	—	474,794	410,741	—
Diluted number of common shares outstanding	92,696,491	91,903,556	92,801,799	92,578,933	91,967,831

Basic earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$29,738	$(15,099)	$53,065	$132,915	$(298,012)
Net income allocated to Third Point Re participating common shareholders	(111)	—	(85)	(173)	—
Net income (loss) allocated to Third Point Re common shareholders	$29,627	$(15,099)	$52,980	$132,742	$(298,012)

Basic earnings (loss) per share available to Third Point Re common shareholders (2)	$0.32	$(0.16)	$0.58	$1.45	$(3.24)

Diluted earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$29,738	$(15,099)	$53,065	$132,915	$(298,012)
Net income allocated to Third Point Re participating common shareholders	(110)	—	(84)	(171)	—
Net income (loss) allocated to Third Point Re common shareholders	$29,628	$(15,099)	$52,981	$132,744	$(298,012)

Diluted earnings (loss) per share available to Third Point Re common shareholders (2)	$0.32	$(0.16)	$0.57	$1.43	$(3.24)

(1)
As of December 31, 2019, there was no dilution as a result of the Company’s average share price for the quarter being under the lowest exercise price for warrants and options. As of September 30, 2019 and December 31, 2018, there was no dilution as a result of the net loss allocated to Third Point Re common shareholders in the quarter.

(2)
Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Net income (loss) available to Third Point Re common shareholders	$29,738	$(15,099)	$53,065	$132,915	$(298,012)
Shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	1,383,580	1,395,898	1,338,879	1,204,574	1,507,910
Impact of weighting related to shareholders’ equity from shares repurchased	—	—	—	—	(1,750)
Adjusted shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	$1,383,580	$1,395,898	$1,338,879	$1,204,574	$1,506,160
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (1)	2.1%	(1.1)%	4.0%	11.0%	(19.8)%

(1)
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders, as presented, is a non-GAAP financial measure. Return on beginning shareholders’ equity attributable to Third Point Re common shareholders is calculated by dividing net income (loss) available to Third Point Re common shareholders by the beginning shareholders’ equity attributable to Third Point Re common shareholders. We believe that return on beginning shareholders’ equity attributable to Third Point Re common shareholders is an important measure because it assists our management and investors in evaluating the Company’s profitability. We have also adjusted the beginning shareholders’ equity for the impact of the shares repurchased on a weighted average basis. For period where there is a loss, this adjustment decreased the stated returns on beginning shareholders’ equity and for period where there is a gain, this adjustment increased the stated returns on beginning shareholders’ equity.